                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT



                                                   Settlement Date     6/30/2002
                                                   Determination Date  7/10/2002
                                                   Distribution Date   7/15/2002



I.      All Payments on the Contracts                                                             6,433,924.32
II.     All Liquidation Proceeds on the Contracts
          with respect to Principal                                                                 234,066.12
III.    Repurchased Contracts                                                                             0.00
IV.     Investment Earnings on Collection Account                                                     6,978.19
V.      Servicer Monthly Advances                                                                   143,895.68
VI.     Distribution from the Reserve Account                                                             0.00
VII.    Deposits from the Pay-Ahead Account
          (including Investment Earnings)                                                            56,136.77
VIII.   Transfers to the Pay-Ahead Account                                                          (66,648.61)
IX.     Less:  Investment Earnings distributions                                                     (6,978.19)
          (a)  To Sellers with respect to the
               Collection Account                                                                         0.00
          (b)  To Sellers with respect to the
               Pay-Ahead Account
X.    Deposits in error                                                                                -996.25
Total available amount in Collection Account                                                     $6,800,378.03
                                                                                                 =============



DISTRIBUTION AMOUNTS                                         Cost per $1000
----------------------------------------------               ----------------
1.   (a)  Class A-1 Note Interest Distribution                                           0.00
     (b)  Class A-1 Note Principal Distribution                                          0.00
             Aggregate Class A-1 Note Distribution             0.00000000                                 0.00

2.   (a)  Class A-2 Note Interest Distribution                                           0.00
     (b)  Class A-2 Note Principal Distribution                                          0.00
            Aggregate Class A-2 Note Distribution              0.00000000                                 0.00

3.   (a)  Class A-3 Note Interest Distribution                                           0.00
     (b)  Class A-3 Note Principal Distribution                                          0.00
            Aggregate Class A-3 Note Distribution              0.00000000                                 0.00

4.   (a)  Class A-4 Note Interest Distribution                                           0.00
     (b)  Class A-4 Note Principal Distribution                                          0.00
           Aggregate Class A-4 Note Distribution               0.00000000                                 0.00

5.   (a)  Class A-5 Note Interest Distribution                                           0.00
     (b)  Class A-5 Note Principal Distribution                                          0.00
            Aggregate Class A-5 Note Distribution              0.00000000                                 0.00

6.   (a)  Class A-6 Note Interest Distribution                                           0.00
     (b)  Class A-6 Note Principal Distribution                                          0.00
            Aggregate Class A-6 Note Distribution              0.00000000                                 0.00

7.   (a)  Class A-7 Note Interest Distribution                                           0.00
     (b)  Class A-7 Note Principal Distribution                                          0.00
            Aggregate Class A-7 Note Distribution              0.00000000                                 0.00

8.   (a)  Class A-8 Note Interest Distribution                                      63,687.72
     (b)  Class A-8 Note Principal Distribution                                  5,500,169.37
            Aggregate Class A-8 Note Distribution             65.45714225                         5,563,857.09

9.   (a)  Class A-9 Note Interest Distribution                                     321,266.67
     (b)  Class A-9 Note Principal Distribution                                          0.00
            Aggregate Class A-9 Note Distribution              5.26666667                           321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                    345,041.67
     (b)  Class A-10 Note Principal Distribution                                        0.00
            Aggregate Class A-10 Note Distribution             5.30833333                           345,041.67

11.  (a)  Class B Certificate Interest Distribution                                244,679.31
     (b)  Class B Certificate Principal Distribution                                     0.00
            Aggregate Class B Certificate Distribution         5.45000000                           244,679.31

12.  Servicer Payment
     (a)  Servicing Fee                                                             76,317.74
     (b)  Reimbursement of prior Monthly Advances                                  119,948.94
               Total Servicer Payment                                                               196,266.68

13.  Deposits to the Reserve Account                                                                129,266.62

Total Distribution Amount                                                                        $6,800,378.03
                                                                                                 =============

Reserve Account distributions:
----------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from
             Excess Collections                                                     16,584.91
      (b)  Amounts to the Sellers (Chase Manhattan
             Bank) from Excess Collections                                         112,681.71
      (c)  Distribution from the Reserve Account
             to the Sellers(Chase USA)                                                   0.00
      (d)  Distribution from the Reserve Account
             to the Sellers(Chase Manhattan Bank)                                        0.00
               Total Amounts to Sellers(Chase USA &
                 Chase Manhattan Bank) =                                                           $129,266.62
                                                                                                 =============


                  INTEREST
----------------------------------------------
1.   Current Interest Requirement
        (a) Class A-1 Notes    @              5.598%                                     0.00
        (b) Class A-2 Notes    @              5.852%                                     0.00
        (c) Class A-3 Notes    @              5.919%                                     0.00
        (d) Class A-4 Notes    @              6.020%                                     0.00
        (e) Class A-5 Notes    @              6.050%                                     0.00
        (f) Class A-6 Notes    @              6.130%                                     0.00
        (g) Class A-7 Notes    @              6.140%                                     0.00
        (h) Class A-8 Notes    @              6.230%                                63,687.72
        (i) Class A-9 Notes    @              6.320%                               321,266.67
        (j) Class A-10 Notes   @              6.370%                               345,041.67
                     Aggregate Interest on Notes                                                    729,996.05
        (k) Class B Certificates @            6.540%                                                244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                              0.00
        (b) Class A-2 Notes                                                              0.00
        (c) Class A-3 Notes                                                              0.00
        (d) Class A-4 Notes                                                              0.00
        (e) Class A-5 Notes                                                              0.00
        (f) Class A-6 Notes                                                              0.00
        (g) Class A-7 Notes                                                              0.00
        (h) Class A-8 Notes                                                              0.00
        (i) Class A-9 Notes                                                              0.00
        (j) Class A-10 Notes                                                             0.00
        (k) Class B Certificates                                                         0.00

3.   Total Distribution of Interest                            Cost per $1000
                                                             ------------------
        (a) Class A-1 Notes                                      0.00000000              0.00
        (b) Class A-2 Notes                                      0.00000000              0.00
        (c) Class A-3 Notes                                      0.00000000              0.00
        (d) Class A-4 Notes                                      0.00000000              0.00
        (e) Class A-5 Notes                                      0.00000000              0.00
        (f) Class A-6 Notes                                      0.00000000              0.00
        (g) Class A-7 Notes                                      0.00000000              0.00
        (h) Class A-8 Notes                                      0.74926731         63,687.72
        (i) Class A-9 Notes                                      5.26666667        321,266.67
        (j) Class A-10 Notes                                     5.30833333        345,041.67
               Total Aggregate Interest on Notes                                                    729,996.05
        (k) Class B Certificates                                 5.45000000                         244,679.31



                  PRINCIPAL
----------------------------------------------
                                                             No. of Contracts
                                                             ------------------
1.   Amount of Stated Principal Collected                                        2,363,590.75
2.   Amount of Principal Prepayment Collected                         185        2,713,997.55
3.   Amount of Liquidated Contract                                     12          422,581.07
4.   Amount of Repurchased Contract                                     0                0.00

       Total Formula Principal Distribution Amount                                                5,500,169.37

5.   Principal Balance before giving effect to
       Principal Distribution                                  Pool Factor
                                                               -----------
        (a) Class A-1 Notes                                     0.0000000                                 0.00
        (b) Class A-2 Notes                                     0.0000000                                 0.00
        (c) Class A-3 Notes                                     0.0000000                                 0.00
        (d) Class A-4 Notes                                     0.0000000                                 0.00
        (e) Class A-5 Notes                                     0.0000000                                 0.00
        (f) Class A-6 Notes                                     0.0000000                                 0.00
        (g) Class A-7 Notes                                     0.0000000                                 0.00
        (h) Class A-8 Notes                                     0.1443212                        12,267,297.90
        (i) Class A-9 Notes                                     1.0000000                        61,000,000.00
        (j) Class A-10 Notes                                    1.0000000                        65,000,000.00
        (k) Class B Certificates                                1.0000000                        44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                               0.00
        (b) Class A-2 Notes                                                                               0.00
        (c) Class A-3 Notes                                                                               0.00
        (d) Class A-4 Notes                                                                               0.00
        (e) Class A-5 Notes                                                                               0.00
        (f) Class A-6 Notes                                                                               0.00
        (g) Class A-7 Notes                                                                               0.00
        (h) Class A-8 Notes                                                                               0.00
        (i) Class A-9 Notes                                                                               0.00
        (j) Class A-10 Notes                                                                              0.00
        (k) Class B Certificates                                                                          0.00

7.   Principal Distribution                                  Cost per $1000
                                                             ---------------
        (a) Class A-1 Notes                                    0.00000000                                 0.00
        (b) Class A-2 Notes                                    0.00000000                                 0.00
        (c) Class A-3 Notes                                    0.00000000                                 0.00
        (d) Class A-4 Notes                                    0.00000000                                 0.00
        (e) Class A-5 Notes                                    0.00000000                                 0.00
        (f) Class A-6 Notes                                    0.00000000                                 0.00
        (g) Class A-7 Notes                                    0.00000000                                 0.00
        (h) Class A-8 Notes                                   64.70787494                         5,500,169.37
        (i) Class A-9 Notes                                    0.00000000                                 0.00
        (j) Class A-10 Notes                                   0.00000000                                 0.00
        (k) Class B Certificates                               0.00000000                                 0.00

8.   Principal Balance after giving effect to
       Principal Distribution                                                    Pool Factor
                                                                                 -----------
        (a) Class A-1 Notes                                                       0.0000000               0.00
        (b) Class A-2 Notes                                                       0.0000000               0.00
        (c) Class A-3 Notes                                                       0.0000000               0.00
        (d) Class A-4 Notes                                                       0.0000000               0.00
        (e) Class A-5 Notes                                                       0.0000000               0.00
        (f) Class A-6 Notes                                                       0.0000000               0.00
        (g) Class A-7 Notes                                                       0.0000000               0.00
        (h) Class A-8 Notes                                                       0.0796133       6,767,128.53
        (i) Class A-9 Notes                                                       1.0000000      61,000,000.00
        (j) Class A-10 Notes                                                      1.0000000      65,000,000.00
        (k) Class B Certificates                                                  1.0000000      44,895,285.54



                  POOL DATA
----------------------------------------------                                    Aggregate
                                                                                  Principal
                                                              No. of Contracts     Balance
                                                              ----------------  --------------
1.   Pool Stated Principal Balance as of            6/30/2002      7,496        177,662,414.07

2.   Delinquency Information                                                                     % Delinquent
     -----------------------                                                                     ------------
              (a) 31-59 Days                                          60          1,274,370.18          0.717%
              (b) 60-89 Days                                          23            833,680.35          0.469%
              (c) 90-119 Days                                         16            475,498.76          0.268%
              (d) 120 Days +                                          58          1,856,055.33          1.045%


3.   Contracts Repossessed during the Due Period                       4            241,136.51

4.   Current Repossession Inventory                                   11            401,824.19

5.   Aggregate Net Losses for the preceding
        Collection Period
      (a)  Aggregate Principal Balance of
             Liquidated Receivables                                   12            422,581.07
      (b)  Net Liquidation Proceeds on any
             Liquidated Receivables                                                 234,066.12
                                                                                --------------
               Total Aggregate Net Losses for the
                 preceding Collection Period                                                        188,514.95

6.   Aggregate Losses on all Liquidated Receivables
       (Year-To-Date)                                                                             5,689,129.13

7.   Aggregate Net Losses on all Liquidated
       Receivables (Life-To-Date)                                  1,144                         17,809,633.93

8.   Weighted Average Contract Rate of all
       Outstanding Contracts                                                                            9.176%

9.   Weighted Average Remaining Term to Maturity of
       all Outstanding Contracts                                                                        81.744



              TRIGGER ANALYSIS
----------------------------------------------

1.  (a)  Average Delinquency Percentage                 2.053%
     (b)  Delinquency Percentage Trigger in effect ?                         YES

2.  (a)  Average Net Loss Ratio                         0.081%
     (b)  Net Loss Ratio Trigger in effect ?                                 NO
     (c)  Net Loss Ratio (using ending Pool Balance)    0.194%

3.  (a)  Servicer Replacement Percentage                0.074%
     (b)  Servicer Replacement Trigger in effect ?                           NO



                MISCELLANEOUS
----------------------------------------------
1.   Monthly Servicing Fees                                                                          76,317.74

2.   Servicer Advances                                                                              143,895.68

3.   (a)  Opening Balance of the Reserve Account                                                  8,721,997.20
     (b)  Deposits to the Reserve Account                                          129,266.62
     (c)  Investment Earnings in the Reserve Account                                12,161.04
     (d)  Distribution from the Reserve Account                                          0.00
     (e)  Ending Balance of the Reserve Account                                                   8,863,424.86

4.   Specified Reserve Account Balance                                                            8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                  167,507.05
     (b)  Deposits to the Pay-Ahead Account from the Collection Account             66,648.61
     (c)  Investment Earnings in the Pay-Ahead Account                                   0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account           (56,136.77)
     (e)  Ending Balance in the Pay-Ahead Account                                                   178,018.89